Property, equipment and software, net	6 Months Ended
Jun. 30, 2022
Property, equipment and software, net
Property, equipment and software, net

7.    Property, equipment and software, net

	As of December	As of
	31,	June 30,
	2021	2022
	RMB	RMB
Buildings	2,594	2,594
Leasehold improvements	63,780	57,162
Furniture and office equipment	15,644	12,515
Motor vehicles	3,670	3,670
Software	4,767	4,699
Total Property, equipment and software	90,455	80,640
Less: Accumulated depreciation and amortization	(70,002)	(68,154)
Impairment loss	(5,891)	(7,642)
Total Property, equipment and software, net	14,562	4,844

Depreciation and amortization expenses were RMB4,185 and RMB2,081 for the six months ended June 30, 2021 and 2022, respectively.

Impairment loss represents the carrying amounts of property, equipment and software relating to the business of Shanghai Yuancui Information Technology Co., Ltd. ("Yuancui") which was ceased during the year ended December 31, 2021 (see note 21).